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EXHIBIT 21

Subsidiaries of COGENT COMMUNICATIONS GROUP, INC.	(Delaware corporation)
COGENT COMMUNICATIONS, INC.	(Delaware corporation)
AC COMMUNICATIONS ACQUISITION CORP. (COGENT GREAT LAKES COMMUNICATIONS, INC. as of February 10, 2003)	(Delaware corporation)
COGENT INTERNET, INC.	(Delaware corporation)
ALLIED RISER COMMUNICATIONS CORPORATION	(Delaware corporation)
ALLIED RISER OPERATIONS CORPORATION	(Delaware corporation)
COGENT COMMUNICATIONS WORLDWIDE, INC.	(Delaware corporation)
ALLIED RISER COMMUNICATIONS (NL) B.V.	(Netherlands corporation)
ALLIED RISER COMMUNICATIONS CORPORATION OF CANADA INC.	(Nova Scotia corporation)
SHARED TECHNOLOGIES OF CANADA INC.	(Canadian Federal corporation)
FIBER SERVICES OF CANADA, LTD.	(Nova Scotia corporation)
COGENT COMMUNICATIONS OF ARIZONA, INC.	(Delaware corporation)
ALLIED RISER OF CALIFORNIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CALIFORNIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF CONNECTICUT, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF D.C., INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF FLORIDA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF GEORGIA, INC.	(Delaware corporation)
COGENT FIBER SERVICES OF GEORGIA, INC.	(Georgia corporation)
COGENT COMMUNICATIONS OF ILLINOIS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF KENTUCKY, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF LOUISIANA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MARYLAND, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MASSACHUSETTS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MICHIGAN, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MINNESOTA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF MISSOURI, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW JERSEY, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NEW YORK, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF NORTH CAROLINA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OKLAHOMA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF OHIO, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF PENNSYLVANIA, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF TENNESSEE, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF TEXAS, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF UTAH, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF VIRGINIA, INC.	(Virginia corporation)
COGENT COMMUNICATIONS OF WASHINGTON, INC.	(Delaware corporation)
COGENT COMMUNICATIONS OF WISCONSIN, INC. (at December 31, 2002)	(Delaware corporation)

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  EXHIBIT 21